                                                                    EXHIBIT 10.1


                               LeadersOnline, Inc.

                             2000 STOCK OPTION PLAN

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I      PURPOSE OF PLAN............................................    1

ARTICLE II     EFFECTIVE DATE AND TERM OF PLAN............................    1
2.1            Term of Plan...............................................    1
2.2            Effect on Awards...........................................    1
2.3            Stockholder Approval.......................................    1

ARTICLE III    SHARES SUBJECT TO PLAN.....................................    1
3.1            Number of Shares...........................................    1
3.2            Source of Shares...........................................    1
3.3            Availability of Unused Shares..............................    1
3.4            Adjustment Provisions......................................    2
3.5            Reservation of Shares......................................    2

ARTICLE IV     ADMINISTRATION OF PLAN.....................................    2
4.1            Administering Body.........................................    2
4.2            Authority of Administering Body............................    3
4.3            No Liability...............................................    3
4.4            Amendments.................................................    3
4.5            Other Compensation Plans...................................    4
4.6            Plan Binding on Successors.................................    4
4.7            References to Successor Statutes, Regulations and Rules....    4
4.8            Issuances for Compensation Purposes Only...................    4
4.9            Invalid Provisions.........................................    4
4.10           Governing Law..............................................    4

ARTICLE V      GENERAL AWARD PROVISIONS...................................    4
5.1            Participation in the Plan..................................    4
5.2            Award Documents............................................    4
5.3            Exercise of Award..........................................    5
5.4            Payment For Awards.........................................    5
5.5            No Employment Rights.......................................    6
5.6            Restrictions Under Applicable Laws and Regulations.........    6
5.7            No Privileges of Stock Ownership...........................    7
5.8            Nonassignability...........................................    7
5.9            Information to Recipients..................................    7
5.10           Withholding Taxes..........................................    8
5.11           Legends on Awards and Stock Certificates...................    8
5.12           Effect of Termination of Employment on Awards..............    8
    (a)        Termination of Employment...................................   8
    (b)        Alteration of Vesting and Exercise Periods..................   8
    (c)        Leave of Absence............................................   9
5.13           Lock-Up Agreements.........................................    9

ARTICLE VI     STOCK OPTION AWARDS........................................    9
6.1            Nature of Stock Option Awards..............................    9
6.2            Option Exercise Price......................................    9
6.3            Option Period and Vesting..................................    9
6.4            Special Provisions Regarding Incentive Stock Options.......    9

                                       i
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ARTICLE VII    RECAPITALIZATIONS AND REORGANIZATIONS......................   10
7.1            Corporate Transactions Not Involving a Change in Control...   10
7.2            Corporate Transactions Involving a Change in Control.......   10
   (a)         Acceleration of Awards.....................................   10
   (b)         Employment Termination.....................................   10
7.3            Provision for Awards Upon Change in Control................   11

ARTICLE VIII   PUT AND CALL OPTIONS........................................  11
8.1            Put and Call Options.......................................   11
8.2            Option Events..............................................   12
8.3            Adjustments for Changes in Capital Structure...............   12
8.4            Termination of Article VIII................................   12

ARTICLE IX     DEFINITIONS................................................   12




                                      ii
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                              LeadersOnline, Inc.

                            2000 STOCK OPTION PLAN

                                   ARTICLE I
                                PURPOSE OF PLAN

     The Company has adopted this Plan to promote the interests of the Company and its stockholders by using Awards of Incentive Stock Options and Nonqualified Stock Options to purchase shares of the Company's Common Stock to attract, retain and motivate employees, officers and directors of, and consultants and advisors to, the Company to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article IX.
                                            ----------

                                   ARTICLE II
                        EFFECTIVE DATE AND TERM OF PLAN

     2.1  Term of Plan.  This Plan became effective as of the Effective Date
          ------------
and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

     2.2  Effect on Awards.  Awards may be granted only during the Plan Term,
          ----------------
but each Award granted during the Plan Term shall remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

     2.3  Stockholder Approval.  This Plan shall be approved by the Company's
          --------------------
stockholders within 12 months after the Effective Date.

                                  ARTICLE III
                             SHARES SUBJECT TO PLAN

     3.1  Number of Shares.  The maximum number of shares of Common Stock that
          ----------------
may be issued pursuant to Awards shall be 5,380,000, subject to an automatic increase on each anniversary of the Effective Date equal to three percent (3%) of the shares of Common Stock outstanding on the immediately preceding December 31, and further subject to adjustment as set forth in Section 3.4. The maximum
                                                      -----------
number of shares of Common Stock for which Awards may be granted to any Eligible Person in any one calendar year shall be 1,250,000, subject to adjustment as set forth in Section 3.4.
         -----------

     3.2  Source of Shares.  The Common Stock to be issued under this Plan
          ----------------
will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company.

     3.3  Availability of Unused Shares.  Shares of Common Stock subject to
          -----------------------------
unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

     3.4  Adjustment Provisions.
          ---------------------

          (a) (i) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), including without limitation through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution or event with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to this Plan as provided in Section 3.1, (2) any limitations on
                                           -----------
the number of shares with respect to which Awards may be granted to any Eligible Person, (3) the number and kind of shares or other securities subject to then outstanding Awards, and/or (4) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

          (b) No fractional interests will be issued under this Plan resulting from any adjustments.

          (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

          (d) The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

     3.5  Reservation of Shares.  The Company will at all times reserve and
          ---------------------
keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to outstanding Awards.

                                   ARTICLE IV
                            ADMINISTRATION OF PLAN

     4.1  Administering Body.
          ------------------

          (a) This Plan shall be administered by the Board or by a Committee of the Board appointed pursuant to Section 4.1(b).
                                --------------

          (b) The Board in its sole discretion may from time to time appoint a Committee (which may be a subcommittee of an existing committee of the Board) consisting solely of at least two Board members who are intended to qualify as Non-Employee Directors to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time and revest in the Board the administration of this Plan. The Committee shall report to the Board the names of Eligible Persons granted Awards, the number of shares of Common Stock covered by each Award, and the terms and conditions of each such Award.

     4.2   Authority of Administering Body.
           -------------------------------

          (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to implement (including the power to delegate such implementation to appropriate officers of the Company), interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award or Award Document shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award or Award Document shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards and Award Documents.

          (b) Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards shall be granted, the nature of each Award, the number of shares of Common Stock that underlie each Award, the exercise price and period for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. The Administering Body may grant at any time new Awards to an Eligible Person who has previously received Awards regardless of whether such prior Awards are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly or in combination with other Awards, as it determines in its discretion. The exercise price, and any other terms and conditions of the Awards may be established by the Administering Body without regard to existing Awards or other grants.

     4.3   No Liability.  No member of the Board or the Committee or any
            ------------
designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

     4.4   Amendments.
           ----------

          (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, and subject to Section 4.4(b), from time to time
                                        --------------
suspend or discontinue this Plan or
revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment.

          (b) Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or any outstanding Award may diminish any rights of the Recipient under any Award previously granted without the written consent of such Recipient.

     4.5   Other Compensation Plans. The adoption of this Plan shall not affect
           ------------------------
any other stock option, incentive or other compensation plans in effect from time-to-time for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, officers or directors of, or advisors or consultants to, the Company, whether or not approved by stockholders.

     4.6   Plan Binding on Successors.  This Plan shall be binding upon the
           --------------------------
successors and assigns of the Company.

     4.7   References to Successor Statutes, Regulations and Rules.  Any
           -------------------------------------------------------
reference in this Plan to a particular statute, regulation or rule shall also Statutes, Regulations and refer to any successor provision of such statute, regulation or rule.

     4.8   Issuances for Compensation Purposes Only.  This Plan is intended to
           ----------------------------------------
constitute an "employee benefit plan," as defined in Rule 405 promulgated under the Securities Act, and shall be administered accordingly.

     4.9  Invalid Provisions.  In the event that any provision of this Plan is
          ------------------
found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

     4.10  Governing Law.  This Agreement shall be governed by and interpreted
           -------------
in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

                                   ARTICLE V
                           GENERAL AWARD PROVISIONS

     5.1   Participation in the Plan.
           -------------------------

           (a) A person shall be eligible to receive grants of Awards under this Plan if, at the time of the grant of the Award, such person is an Eligible Person.

           (b) Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

     5.2   Award Documents.  Each Award granted under this Plan shall be
           ---------------
evidenced by an agreement duly executed on behalf of the Company and by the Recipient, or by a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administering Body may in its discretion determine. Awards will not be binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date on or after the date of grant but prior to the date of such an agreement or memorandum. Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. In case of any conflict between this Plan and any Award Document, this Plan shall control.

     5.3   Exercise of Award.  No Award shall be exercisable except in respect
           -----------------
of whole shares, and fractional share interests shall be disregarded. An Award shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 5.4
                                                                    -----------
and any amounts required under Section 5.10. Notwithstanding any other provision
                               ------------
of this Plan, the Company and/or the Administering Body may impose, by rule and/or in Award Documents, such conditions upon the exercise of the Award (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

     5.4   Payment For Awards.
           ------------------

          (a) The exercise price for an Award shall be payable upon the exercise of an Award granted hereunder by delivery of cash payment or such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

          (b) The Company may assist any Recipient in the payment of the exercise price of an Award by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body; provided, however, that any such loan must be full recourse to the Recipient.

          (c) The exercise price for Awards may be paid by delivery to the Company by or on behalf of the person exercising the Award of Common Stock held by such person for at least six months, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Company, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); provided, however, that (i) the Company and/or the Administering Body may allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) the Administering Body may allow the Company to loan the exercise price to the person entitled to exercise the Award, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section 5.10.
                             ------------

          (d) Recipients will have no rights to the assistance described in

Section 5.4(b) or to the exercise techniques described in Section 5.4(c), and
--------------                                            --------------
the Company may offer or permit
such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

     5.5   No Employment Rights. Nothing contained in this Plan (or in Award
           --------------------
Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any document evidencing the grant of an Award pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such document evidencing the grant of an Award pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any document evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body's determination thereof shall be final and binding.


     5.6   Restrictions Under Applicable Laws and Regulations.
           --------------------------------------------------

          (a) All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

          (b) The Company shall be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Company may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying shares for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Company) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such securities. The Company may also require the Recipient to provide the Company such information and other documents as it may request in order to satisfy the Company as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

     5.7   No Privileges of Stock Ownership. Except as otherwise set forth
           --------------------------------
herein, a Recipient of an Award shall have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable by the Recipient in connection with the exercise of the Award. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.8   Nonassignability. Unless the Administering Body shall otherwise
           ----------------
determine on a case-by-case basis, no Award granted under this Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 5.8, upon
                                                            -----------
dissolution of marriage pursuant to a qualified domestic relations order. Unless the Administering Body shall otherwise determine on a case-by-case basis, during the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing,
(i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3 promulgated under the Exchange Act, and (ii) Incentive Stock Options may not be assigned or transferred in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

     5.9   Information to Recipients.
           -------------------------

          (a) The Company shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

          (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan.

     5.10 Withholding Taxes.  Whenever the granting, vesting or exercise of
          -----------------
any Award, or the issuance of any shares upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Company may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding.

     5.11 Legends on Awards and Stock Certificates.  Each Award Document and
          ----------------------------------------
each certificate representing shares acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The Award Documents and share certificates shall also contain legends reflecting the restrictions and rights contained in Article VIII as long as such restrictions and rights are applicable. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body and such decision shall be final and binding.

     5.12 Effect of Termination of Employment on Awards.
          ---------------------------------------------

          (a) Termination of Employment. Subject to Section 5.12(b) and except
              -------------------------             ---------------
as otherwise provided in a written agreement between the Company and the Recipient (which may be entered into at any time before or after termination of employment), in the event of a Recipient's termination of employment for any reason whatsoever (with or without cause), including death, Permanent Disability or retirement, Awards (whether or not vested) shall expire and become unexercisable as of the earlier of (i) the date such Award would expire in accordance with its terms had the Recipient remained employed and (ii) 30 days after the date of termination. The provisions of this Section 5.12(a) may be modified to the extent deemed advisable by the Administering Body in Award Documents pertaining to directors or other non-employees providing consulting, advisory or other services to the Company or an Affiliated Entity.


          (b)  Alteration of Vesting and Exercise Periods.  Notwithstanding
               ------------------------------------------
anything to the contrary in Section 5.12(a), the Administering Body may in its
                            ---------------
discretion (i) elect to accelerate the vesting of all or any portion of any Awards that had not become exercisable on or prior to the date of a Recipient's termination and/or (ii) designate shorter or longer periods in which an Award may be exercised following such termination; provided, however, that any shorter exercise periods determined by the Administering Body shall be effective only if provided for in the Award Document that evidences the grant to the Recipient or if such shorter exercise period is agreed to in writing by the Recipient.

           (c)  Leave of Absence.  In the case of any employee on an approved
                ----------------
leave of absence, the Administering Body may make such provision respecting continuance of Awards as the Administering Body in its discretion deems appropriate, except that in no event shall an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

     5.13  Lock-Up Agreements.  Each Recipient agrees as a condition to receipt
           ------------------
of an Award that, in connection with an Initial Public Offering and upon the request of the Company and the principal underwriter in such Initial Public Offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 180 days after the effective date of the registration statement with respect to such Initial Public Offering.

                                  ARTICLE VI

                              STOCK OPTION AWARDS

     6.1   Nature of Stock Option Awards.  Stock Option Awards may be Incentive
           -----------------------------
Stock Options or Nonqualified Stock Options and shall be so designated in the Award Document.

     6.2   Option Exercise Price.  The exercise price for each Stock Option
           ---------------------
shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant, provided that in no event shall the exercise price be less than the par value of the Common Stock. The Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment.

     6.3   Option Period and Vesting.  Stock Options granted hereunder shall
           -------------------------
vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment shall be subject to Section 5.12. Each Stock Option granted hereunder and all
                    ------------
rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than 10 years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Document.

     6.4   Special Provisions Regarding Incentive Stock Options.
           ----------------------------------------------------

           (a)  Notwithstanding anything in this Article VI to the contrary, the
                                                 ----------
exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (ii) the Incentive Stock Option not be exercisable after the expiration of ten years from the date of grant of such Incentive Stock Option, or five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

          (b) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or any Affiliated Entity) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

          (c) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options.

                                  ARTICLE VII

                     RECAPITALIZATIONS AND REORGANIZATIONS

     7.1  Corporate Transactions Not Involving a Change in Control. Subject to
          --------------------------------------------------------
the provisions of Article VIII, if the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

     7.2  Corporate Transactions Involving a Change in Control.
          ----------------------------------------------------

          (a)  Acceleration of Awards.  If a Change in Control occurs and in
               ----------------------
connection with such Change in Control any Recipient's employment with the Company is terminated, then, subject to the terms of any written employment agreement between the Company and the Recipient and the specific terms of any Award, such Recipient shall have the right to exercise or receive the full benefit of the Recipient's Awards granted under this Plan as a whole or in part during the applicable time period provided in Section 5.12, without regard to
                                              ------------
any vesting requirements or other milestones.

          (b)  Employment Termination.  For purposes of this Section, but
               ----------------------
without limitation, a Recipient's employment with the Company will be deemed to have been terminated in connection with a Change in Control if (i) the Recipient is removed from the Recipient's employment with the Company by, or resigns the Recipient's employment upon the request of, a Person exercising practical voting control over the Company following the Change in Control or a person acting upon authority or at the instruction of such Person (other than a Recipient's termination for cause); (ii) the Recipient's position is eliminated as a result of a reduction in force made to reduce over-capacity or unnecessary duplication of personnel within one year after the consummation of the Change in Control; or
(iii) the Recipient resigns for "good reason" which means any of the following (without the Recipient's consent):

               (A) the assignment to the Recipient of duties substantially inconsistent with the Recipient's position (including offices, titles, reporting requirements or responsibilities), authority or duties as in effect prior to the Change in Control, or any other action by the Company which results in a diminution or other material adverse change in such position, authority or duties;

               (B) the Company requiring the Recipient to be based at any location more than thirty (30) miles from the Recipient's location prior to the Change in Control; or

               (C) any other material adverse change to the terms and conditions (including compensation and benefits) of the Recipient's employment (except changes which apply to all employees on an equal or pro rata basis).

     7.3   Provision for Awards Upon Change in Control.
           -------------------------------------------

     As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.3, this
                                                           -----------
Plan and the Awards shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at any time within thirty (30) days prior to the consummation of the Change in Control, to exercise the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

                                 ARTICLE VIII

                             PUT AND CALL OPTIONS

     8.1  Put and Call Options.  The Company shall have the right to purchase
          --------------------
from a Recipient (the "Call Option") and a Recipient shall have the right to cause the Company to purchase from such Recipient (or such Recipient's permitted transferee pursuant to Section 5.8) (the "Put Option") all of the shares of Common Stock acquired pursuant to Awards granted under this Plan and then owned by such Recipient or acquired by such Recipient within thirty (30) days thereafter pursuant to the exercise of Awards in accordance with Section
                                                                 -------
5.12(a), upon the occurrence of any Option Event (as defined in Section 8.2).
-------                                                         -----------
The Call Option or the Put Option shall be exercised by the Company or a Recipient, as the case may be, within ninety (90) days following the date of an Option Event (the "Purchase Period"). The Call Option or the Put

Option shall be exercised by the Company or a Recipient, as the case may be, giving the other written notice on or before the last day of the Purchase Period of the intent to consummate either the Put Option or the Call Option. The purchase price shall be equal to the Fair Market Value of such shares as of the date of the Option Event. Upon exercise of either the Put Option or the Call Option, the Recipient shall deliver to the Company the share certificate or certificates representing the shares being purchased, duly endorsed and free and clear of any and all liens, charges, encumbrances and other adverse interests, and the Company shall deliver or cause to be delivered to the Recipient (or the Recipient's permitted transferee) a check in the amount of the purchase price.

     8.2   Option Events.  The following events are each an "Option Event":
           -------------

                (i) Termination of an employee-Recipient's employment with the Company or any Affiliated Entity, voluntarily or involuntarily, for any reason whatsoever (with or without cause), including death, Permanent Disability or retirement;

                (ii) Cessation of a director-Recipient's service to the Company as a member of the Board for any reason whatsoever, including death, resignation, removal or failure to be reelected; provided, however, that if such director continues in service as an employee of the Company or any Affiliated Entity, then no Option Event shall be deemed to have occurred; and

                (iii) Specifically with respect to, but not limited to, non-employees of the Company or any Affiliated Entity, the occurrence of any other event designated as an Option Event in the Award Document.

     8.3  Adjustments for Changes in Capital Structure.  If there shall be any
          --------------------------------------------
change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, share dividend, share split, combination or exchange of shares, or the like, the restrictions contained in this Article shall apply with equal force to additional and/or substitute securities, if any, received by a Recipient in exchange for, or by virtue of the Recipient's ownership of, shares of Common Stock acquired in connection with an Award under this Plan.

     8.4  Termination of Article VIII.  This Article, and the rights and
          ---------------------------
obligations of the Company and Recipients hereunder, shall terminate upon the earliest of (a) the Company becoming an Exchange Act Registered Company; (b) the consummation of the Company's Initial Public Offering; or (c) immediately prior to the consummation of a Change in Control (unless the Incumbent Board at such time determines that this Article shall not terminate by reason of such Change in Control).

                                  ARTICLE IX

                                  DEFINITIONS

     Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

     "Administering Body" means the Board as long as no Committee has been appointed and is in effect and shall mean the Committee as long as the Committee is appointed and in effect.

     "Affiliated Entity" means any Parent Corporation or Subsidiary Corporation.

     "Award" means any Stock Option granted or sold to an Eligible Person under this Plan.

     "Award Document" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

     "Board" means the Board of Directors of the Company.

     "Change in Control" means the following and shall be deemed to occur if any of the following events occur after the Effective Date:

          (a) Any Person (other than the Current Parent Corporation) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

          (b) Individuals who, as of the consummation of the Initial Public Offering, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person (other than the Current Parent Corporation) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

          (c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a Reorganization of the Company with any other Person other than a Reorganization that would result in the voting securities of the Company held by stockholders of the Company immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing five percent (5%) or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization) in the same proportion such stockholders held the voting securities of the Company immediately prior to the Reorganization; or

          (d) Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

     "Committee" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.
                 -----------

     "Common Stock" means the Class A Common Stock of the Company, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.
      -----------

     "Company" means LeadersOnline, Inc, a Delaware corporation.

     "Current Parent Corporation" means Heidrick & Struggles International, Inc. and any of its Subsidiary Corporations.

     "Effective Date" means January __, 2000, which is the date this Plan was adopted by the Board.

     "Eligible Person" shall include directors, officers and employees of, and consultants and advisors to, the Company or any Affiliated Entity.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Act Registered Company" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

     "Expiration Date" means the 10th anniversary of the Effective Date.

     "Fair Market Value" of a share of the Company's capital stock as of a particular date shall be: (i) if the stock is listed on an established stock exchange or exchanges (including the Nasdaq National Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (A) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (B) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administering Body on the basis of such factors as it may deem appropriate.

     "Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

     "Initial Public Offering" means the Company's first public distribution of Common Stock pursuant to an underwritten offering under a registration statement declared effective under the Securities Act.

     "IRC" means the Internal Revenue Code of 1986, as amended.

     "Non-Employee Director" means any director of the Company who qualifies as
(i) a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act, and (ii) an "outside director" within the meaning of Section 162(m) of the IRC.

     "Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

     "Parent Corporation" means any Parent Corporation as defined in Section 424(e) of the IRC.

     "Permanent Disability" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.12 hereof,
                                                    ------------
Permanent Disability shall mean "permanent and total disability" as defined in
Section 22(e) of the IRC.

     "Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and any Affiliated Entity, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under the Employee Retirement Income Security Act of 1974, as amended, and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

     "Plan" means this 2000 Stock Option Plan of the Company.

     "Plan Term" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

     "Recipient" means an Eligible Person who has received an Award under this Plan.

     "Reorganization" means any merger, consolidation or other reorganization.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Significant Stockholder" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

     "Stock Option" means a right to purchase stock of the Company granted under
Section 6.1 of this Plan.
-----------

     "Subsidiary Corporation" means any Subsidiary Corporation as defined in
Section 424(f) of the IRC.